                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Glossary of Terms................................   4
Portfolio Management Review......................   5
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  17
Statement of Operations..........................  18
Statement of Changes in Net Assets...............  19
Financial Highlights.............................  20
Notes to Financial Statements....................  23

PACE SAR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW
    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.


[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                              VAN KAMPEN PACE FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...    5.28%      4.87%       4.93%
Six-month total return(2)................   (0.75%)     0.07%       3.97%
One-year total return(2).................   14.95%     16.10%      20.15%
Five-year average annual total
return(2)................................   18.21%     18.52%      18.62%
Ten-year average annual total
return(2)................................   15.59%        N/A         N/A
Life-of-Fund average annual total
return(2)................................   13.46%     15.04%      17.80%
Commencement Date........................  07/22/69   01/10/92   08/27/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

"FLIGHT TO QUALITY": The flow of funds toward safer investments in times of marketplace uncertainty or fear.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

HEDGE FUND: A fund, usually used by wealthy individuals and institutions, that is allowed to use aggressive strategies that are unavailable to most mutual funds.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                              VAN KAMPEN PACE FUND

We recently spoke to the management team of the Van Kampen Pace Fund about the key events and economic forces that shaped the markets during the past six months. The team previously consisted of B. Robert Baker Jr., John M. Cunniff, and Jeff D. New, portfolio comanagers. As of July 1998, the Fund has been managed by John M. Cunniff, portfolio manager, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended December 31, 1998.

   Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

   A The stock market began the period on a high note with the Dow Jones Industrial Average setting a then-record high on July 17. Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce decreased earnings resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.
    Beginning in September conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year end.

   Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

   A We maintained a consistent strategy of investing primarily in stocks of large, well-established companies with above-average growth rates. In selecting stocks for the portfolio, we use a "bottom up" investment process. In other words, we evaluate stocks one by one and make purchases wherever we find good opportunities, while preserving an economically diversified portfolio.
    Under normal market conditions, we keep the Fund heavily invested in stocks. Rather than moving a significant portion of assets into cash, the Fund remained heavily invested in equities through the turbulent market conditions in September and early October and participated in the subsequent market rise.

   Q  WHAT WERE SOME OF THE FUND'S LARGEST PURCHASES?

   A The Fund's largest purchases during the reporting period were all blue-chip stocks, which generally performed very well amid considerable market volatility.

The success of blue chips during this period represented a "flight to quality," or investor preference for large, well-established companies. These purchases included
    - Exxon and Mobil--We believed these stocks were attractively priced and that their impending merger would result in cost savings;
    - Microsoft--We anticipated continued sales growth of computers and the company's Windows operating system. We also believed that the announced merger between America Online and Microsoft competitor Netscape will help Microsoft defend itself against charges of monopolization;
    - Intel--As with Microsoft, we anticipated continued sales growth of computers;
    - General Electric--The company continued to deliver strong earnings growth and effective management; and
    - Warner Lambert--The success of its popular diabetes and cholesterol drugs has been favorable for the stock, as has the company's past ability to deliver consistent, above-average earnings growth.

   Q  AND THE FUND'S LARGEST SALES?

   A The Fund's largest sales during the past six months included RJR Nabisco, Philip Morris, Lucent, Conseco, and Homestake Mining. Tobacco stocks such as Philip Morris and RJR performed very well during the reporting period, largely because the industry settled a number of lawsuits. We saw the high stock prices as an opportunity to take profits and reduce our holdings, although we do continue to own Philip Morris.
    We sold a portion of the Fund's position in Lucent after Alcatel, a comparable European telecommunications equipment company, reported poor sales--leading us to wonder whether Lucent might be subject to similar pressures. We also sold our stock in financial services company Conseco because we questioned whether the firm, in the face of a declining stock price, would be able to continue its strategy of acquiring other businesses.
    Gold stocks such as Homestake Mining performed extremely well during the September and October market sell-off, and we took that opportunity to reduce our long-term position in Newmont Mining. Given the slowing global economic environment, we don't expect a rebound in prices of commodities such as gold.

   Q  WHICH STOCKS SUPPORTED THE FUND'S PERFORMANCE?

   A As mentioned earlier, both Microsoft and Philip Morris were very successful holdings. Microsoft stock increased 24 percent during the reporting period, while Philip Morris rose nearly 27 percent.
    Technology companies generally performed very well during the reporting period. EMC Corporation, a leading provider of computer data storage systems and software, was an excellent performer for the Fund. The company continues to profit from concerns about the "Year 2000" computer problem. Sun Microsystems, meanwhile, saw its stock price rise an impressive 48 percent during the reporting period, as the company benefited from favorable investor sentiment about its partnership with newly merged America Online and Netscape.
    BellSouth, a regional telephone-service provider in the southeast United States, also helped the Fund. The company demonstrated excellent growth rates while seeking to cut costs and increase productivity. Demand for the company's Internet services and high-speed information lines continued to be strong.
    Keep in mind that not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page 9.

   Q  DID ANY STOCKS HURT THE FUND?

   A Conseco, like many other financial stocks, had a difficult third quarter. Although it did bounce back somewhat in the next quarter, Conseco's recovery was disappointing and less dramatic than that of many other financial companies. The company's stock fell considerably during the reporting period. Chase Manhattan, another financial-services company, also hurt the Fund's performance.
    HealthSouth, a health care-management company, was another stock that performed poorly, although it partially recovered from its August low. The company's poor performance was typical of many health maintenance organization
(HMO) stocks during the third quarter--investors became concerned that HMOs would need to cut prices in the wake of a more competitive business environment. We continue to own the stock, however, and are optimistic about the company's stock buyback plan.
    Peoplesoft, which provides software for human-resource management, also hurt the Fund during the reporting period. Investors were concerned about increased competition in this growing industry.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund achieved a six-month total return of 5.28 percent(1) (Class A shares at net asset value) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 9.22 percent, and the Lipper
Growth Fund Index, which more closely resembles the Fund, returned 8.76 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MARKET AND THE FUND IN THE NEXT SIX MONTHS?

   A We are optimistic about the stock market in the long term but anticipate continued volatility as we head into 1999. With solid fundamentals and low inflation, the U.S. economy is still growing, albeit more slowly than in recent years. At the same time, economies around the world face challenges ahead, which could put pressure on next year's U.S. corporate earnings. The "Year 2000" computer problem also adds questions to the mix. During periods of market uncertainty, equity investors often avoid small, unproven stocks in favor of well-established, blue-chip companies--such as those owned by the Pace Fund. If investors continue to favor these larger companies, the Fund may represent an attractive investment option.

[SIG]

John M. Cunniff

Portfolio Manager

[SIG]

Stephen L. Boyd

Chief Investment Officer
Equity Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN PACE FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                       PERCENTAGE OF
                              TOP TEN HOLDINGS       THESE INVESTMENTS
                           AS OF DECEMBER 31, 1998    SIX MONTHS AGO
Microsoft Corp. .........            3.6% ........          1.3%
Bristol-Myers Squibb
  Co. ...................            2.3% ........          1.3%
General Electric Co. ....            2.3% ........          0.5%
Philip Morris Cos.,
  Inc. ..................            2.1% ........          2.4%
Intel Corp. .............            2.1% ........          0.4%
Wal-Mart Stores, Inc. ...            2.0% ........          0.2%
Tele-Communications,
  Inc. ..................            1.9% ........          N/A
Exxon Corp. .............            1.9% ........          N/A
Cisco Systems, Inc. .....            1.7% ........          0.8%
BankAmerica Corp. .......            1.7% ........          0.6%

N/A = Not Applicable
 TOP FIVE HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1998

Finance .........................................  19%

Technology ......................................  18%

Health Care .....................................  14%

Utilities .......................................  11%

Consumer Non-Durables ...........................   8%

AS OF JUNE 30, 1998

Technology ......................................  17%

Finance .........................................  16%

Health Care .....................................  13%

Utilities .......................................  11%

Consumer Non-Durables ...........................   9%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
COMMON STOCKS  98.8%
CONSUMER DISTRIBUTION  7.1%
Albertsons, Inc.............................................     79,200    $    5,044,050
Cardinal Health, Inc........................................    105,000         7,966,875
CompUSA, Inc. (a)...........................................    506,800         6,620,075
CVS Corp....................................................     80,000         4,400,000
Dayton Hudson Corp..........................................    592,900        32,164,825
Family Dollar Stores, Inc...................................    396,000         8,712,000
Federated Department Stores, Inc. (a).......................    389,000        16,945,812
Home Depot, Inc.............................................    110,000         6,730,625
Kroger Co. (a)..............................................    113,800         6,884,900
Lowe's Cos., Inc............................................    482,900        24,718,444
McKesson Corp...............................................     88,000         6,957,500
Payless ShoeSource, Inc. (a)................................     97,900         4,638,013
Rite Aid Corp...............................................    155,000         7,682,188
Ross Stores, Inc............................................    155,000         6,103,125
Safeway, Inc. (a)...........................................    275,500        16,788,281
Saks, Inc. (a)..............................................    181,200         5,719,125
Sears Roebuck & Co..........................................    115,500         4,908,750
TJX Cos., Inc...............................................  1,113,000        32,277,000
Wal-Mart Stores, Inc........................................    965,600        78,636,050
                                                                           --------------
                                                                              283,897,638
                                                                           --------------
CONSUMER DURABLES  2.8%
DaimlerChrysler AG..........................................    105,995        10,182,145
Dana Corp...................................................    436,000        17,821,500
Eaton Corp..................................................    111,500         7,881,656
Ford Motor Co...............................................    947,300        55,594,669
General Motors Corp.........................................    195,000        13,954,687
Magna International, Inc., Class A..........................     75,000         4,650,000
                                                                           --------------
                                                                              110,084,657
                                                                           --------------
CONSUMER NON-DURABLES  8.0%
Anheuser-Busch Cos., Inc....................................    722,300        47,400,937
Bestfoods...................................................     69,000         3,674,250
Borders Group, Inc. (a).....................................    158,000         3,940,125
Coca-Cola Co................................................    349,400        23,366,125
Colgate-Palmolive Co........................................     81,800         7,597,175
ConAgra, Inc................................................    494,700        15,583,050
Dial Corp...................................................    717,800        20,726,475
First Brands Corp...........................................    102,400         4,038,400
Heinz, H. J. & Co...........................................    363,500        20,583,187

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Jones Apparel Group, Inc. (a)...............................     93,000    $    2,051,813
Kimberly Clark Corp.........................................    237,300        12,932,850
Liz Claiborne, Inc..........................................    111,600         3,522,375
Loews Corp..................................................    109,000        10,709,250
Philip Morris Cos., Inc.....................................  1,582,200        84,647,700
Procter & Gamble Co.........................................    118,700        10,838,794
Quaker Oats Co..............................................    100,000         5,950,000
Sara Lee Corp...............................................     50,000         1,409,375
Tommy Hilfiger Corp. (a)....................................    307,700        18,462,000
Unilever NV -- ADR (Netherlands)............................    203,100        16,844,606
V.F. Corp...................................................    155,100         7,270,313
                                                                           --------------
                                                                              321,548,800
                                                                           --------------
CONSUMER SERVICES  5.2%
Brinker International, Inc. (a).............................    489,000        14,119,875
Carnival Corp...............................................     82,900         3,979,200
CBS Corp....................................................    246,000         8,056,500
Gannett Co., Inc............................................    474,200        30,585,900
Hilton Hotels Corp..........................................    241,500         4,618,688
Jacor Communications, Inc., Class A (a).....................    120,000         7,725,000
Knight Ridder, Inc..........................................     97,900         5,005,137
Metamor Worldwide, Inc. (a).................................    131,000         3,275,000
New York Times Co., Class A.................................    380,800        13,209,000
Omnicom Group, Inc..........................................    184,000        10,672,000
Promus Hotel Corp. (a)......................................     96,800         3,133,900
Tele-Communications, Inc., Class A (a)......................  1,342,400        74,251,500
Time Warner, Inc............................................    144,200         8,949,400
Tribune Co..................................................    181,000        11,946,000
Walt Disney Co..............................................    290,000         8,700,000
                                                                           --------------
                                                                              208,227,100
                                                                           --------------
ENERGY  5.2%
Amoco Corp..................................................    676,800        40,861,800
Ashland, Inc................................................    117,800         5,698,575
Atlantic Richfield Co.......................................     78,200         5,102,550
British Petroleum Co. PLC -- ADR (United Kingdom)...........    141,000        12,637,125
Chevron Corp................................................    149,000        12,357,688
Coastal Corp................................................    528,400        18,460,975
Columbia Energy Group.......................................     83,000         4,793,250
El Paso Energy Corp.........................................    282,700         9,841,494
Enron Corp..................................................    130,000         7,418,125

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
ENERGY (CONTINUED)
Mobil Corp..................................................    658,700    $   57,389,237
Royal Dutch Petroleum Co. -- ADR (Netherlands)..............    355,000        16,995,625
Texaco, Inc.................................................    108,000         5,710,500
Total SA -- ADR (France)....................................     84,000         4,179,000
USX -- Marathon Group.......................................    170,100         5,124,263
YPF Sociedad Anonima, Class D -- ADR (Argentina)............    131,500         3,673,780
                                                                           --------------
                                                                              210,243,987
                                                                           --------------
FINANCE  18.5%
Allstate Corp...............................................    735,000        28,389,375
AMBAC Financial Group, Inc..................................    413,900        24,911,606
American Bankers Insurance Group, Inc.......................    307,300        14,865,637
American Express Co.........................................    294,000        30,061,500
American General Corp.......................................    212,000        16,536,000
American International Group, Inc...........................     75,000         7,246,875
Associates First Capital Corp., Class A.....................    250,476        10,613,920
Banc One Corp...............................................    507,548        25,916,670
BankAmerica Corp............................................  1,135,979        68,300,737
BankBoston Corp.............................................    317,600        12,366,550
Bear Stearns Cos., Inc......................................    339,950        12,705,631
Chase Manhattan Corp........................................    758,500        51,625,406
CIGNA Corp..................................................    284,300        21,979,944
Citigroup, Inc..............................................  1,035,225        51,243,637
CMAC Investment Corp........................................    295,400        13,569,937
Comerica, Inc...............................................     75,000         5,114,063
Conseco, Inc................................................    408,160        12,474,390
Countrywide Credit Industries, Inc..........................    270,000        13,550,625
Edwards A G, Inc............................................     78,800         2,935,300
Equitable Cos., Inc.........................................     80,000         4,630,000
Federal Home Loan Mortgage Corp.............................    168,400        10,851,275
Federal National Mortgage Assn..............................    884,700        65,467,800
First Union Corp............................................    560,496        34,085,163
Fleet Financial Group, Inc..................................    366,400        16,373,500
Household International, Inc................................    147,700         5,852,613
Jefferson-Pilot Corp........................................     25,000         1,875,000
LandAmerica Financial Group, Inc............................     93,200         5,201,725
Liberty Financial Cos., Inc.................................     24,250           654,750
Lincoln National Corp.......................................     25,000         2,045,313
Marsh & McLennan Cos., Inc..................................     84,300         4,926,281
MBIA, Inc...................................................     84,000         5,507,250

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Merrill Lynch & Co., Inc....................................     89,000    $    5,940,750
MGIC Investment Corp........................................    156,200         6,218,713
Nationwide Financial Services, Inc., Class A................     56,800         2,935,850
SouthTrust Corp.............................................     77,500         2,862,656
St. Paul Cos., Inc..........................................     25,000           868,750
SunAmerica, Inc.............................................    242,050        19,636,306
SunTrust Banks, Inc.........................................    220,900        16,898,850
Torchmark, Inc..............................................    210,300         7,426,219
U.S. Bancorp................................................    250,000         8,875,000
United Asset Management Corp................................    213,300         5,545,800
Van Kampen Small Capitalization Fund (an affiliate of Van
  Kampen)...................................................  5,967,402        60,151,436
Waddell & Reed Financial, Inc., Class B.....................     51,502         1,197,422
Washington Mutual, Inc......................................    336,656        12,856,051
Wells Fargo & Co............................................    260,200        10,391,738
                                                                           --------------
                                                                              743,684,014
                                                                           --------------
HEALTHCARE  14.2%
Abbott Laboratories, Inc....................................    299,000        14,651,000
Aetna, Inc..................................................    173,200        13,617,850
American Home Products Corp.................................    617,000        34,744,812
Bausch & Lomb, Inc..........................................    246,200        14,772,000
Becton Dickinson & Co.......................................    286,000        12,208,625
Bristol-Myers Squibb Co.....................................    692,400        92,651,775
Guidant Corp................................................    143,800        15,853,950
HBO & Co....................................................    260,000         7,458,750
HCR Manor Care, Inc. (a)....................................    176,000         5,170,000
Health Management Assn., Inc., Class A (a)..................     60,750         1,313,719
HEALTHSOUTH Corp. (a).......................................    598,600         9,240,888
Johnson & Johnson, Inc......................................    282,100        23,661,137
Lincare Holdings, Inc. (a)..................................    321,200        13,028,675
Merck & Co., Inc............................................    297,400        43,922,262
Mylan Laboratories, Inc.....................................    657,000        20,695,500
PacifiCare Health Systems, Class B (a)......................    158,800        12,624,600
Pfizer, Inc.................................................    250,800        31,459,725
Pharmacia & Upjohn, Inc.....................................    111,000         6,285,375
Rhone-Poulenc, SA, Class A -- ADR (France)..................    275,600        13,848,900
Schering-Plough Corp........................................    966,000        53,371,500
Tenet Healthcare Corp. (a)..................................    868,700        22,803,375
Universal Health Services, Inc., Class B (a)................    177,000         9,181,875
Warner-Lambert Co...........................................    820,500        61,691,344

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Watsons Pharmaceuticals, Inc. (a)...........................    218,000    $   13,706,750
Wellpoint Health Networks, Inc., Class A (a)................    256,500        22,315,500
                                                                           --------------
                                                                              570,279,887
                                                                           --------------
PRODUCER MANUFACTURING  5.7%
AlliedSignal, Inc...........................................     39,700         1,759,206
Alstom SA -- ADR (France) (a)...............................     48,300         1,122,975
American Power Conversion Corp. (a).........................    158,300         7,667,656
Canadian Pacific Ltd........................................    295,000         5,568,125
Caterpillar, Inc............................................     75,000         3,450,000
Cognex Corp. (a)............................................    291,900         5,838,000
Deere & Co..................................................    164,300         5,442,438
General Electric Co.........................................    896,400        91,488,825
Hartford Financial Services Group, Inc......................     90,000         4,938,750
Illinois Tool Works, Inc....................................     54,000         3,132,000
Ingersoll-Rand Co...........................................    315,700        14,818,169
Johnson Controls, Inc.......................................     78,000         4,602,000
Paccar, Inc.................................................     50,000         2,056,250
Textron, Inc................................................    191,000        14,504,063
The St. Joe Co..............................................     60,800         1,425,000
Tyco International Ltd......................................    269,745        20,348,888
United States Filter Corp. (a)..............................    198,200         4,533,825
United Technologies Corp....................................    225,700        24,544,875
Waste Management, Inc.......................................    283,200        13,204,200
                                                                           --------------
                                                                              230,445,245
                                                                           --------------
RAW MATERIALS/PROCESSING INDUSTRIES  3.0%
Air Products & Chemicals, Inc...............................     82,200         3,288,000
Bethlehem Steel Corp. (a)...................................    239,800         2,008,325
Boise Cascade Corp..........................................    244,600         7,582,600
British Steel PLC -- ADR (United Kingdom)...................    773,000        11,305,125
Dow Chemical Co.............................................     65,000         5,910,937
Exxon Corp..................................................  1,006,800        73,622,250
Goodrich (B.F.) Co..........................................     20,000           717,500
Goodyear Tire & Rubber Co...................................    102,300         5,159,756
Louisiana Pacific Corp......................................    390,300         7,147,369
Mead Corp...................................................    125,000         3,664,063
                                                                           --------------
                                                                              120,405,925
                                                                           --------------
TECHNOLOGY  18.2%
Autodesk Inc................................................     30,000         1,280,625
Avnet, Inc..................................................     57,600         3,484,800

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
BMC Software, Inc. (a)......................................    265,600    $   11,835,800
Cadence Design Systems, Inc. (a)............................    145,000         4,313,750
Cisco Systems, Inc. (a).....................................    744,150        69,066,422
Compaq Computer Corp........................................    633,800        26,579,987
Computer Associates International, Inc......................    412,950        17,601,994
Computer Sciences Corp. (a).................................    176,300        11,360,331
Compuware Corp. (a).........................................    386,000        30,156,250
Dell Computer Corp. (a).....................................    337,800        24,722,737
EMC Corp. (a)...............................................    219,200        18,632,000
Gateway 2000, Inc. (a)......................................    356,800        18,263,700
General Dynamics Corp.......................................    233,000        13,659,625
Harris Corp.................................................    138,500         5,072,563
Hewlett-Packard Co..........................................    420,900        28,752,731
Intel Corp..................................................    688,400        81,618,425
International Business Machines Corp........................    137,000        25,310,750
Keane, Inc. (a).............................................     95,300         3,806,044
Lockheed Martin Corp........................................    366,000        31,018,500
Lucent Technologies, Inc....................................    283,800        31,218,000
Microsoft Corp. (a).........................................  1,021,900       141,724,756
Networks Associates, Inc. (a)...............................    119,050         7,887,063
Nokia Corp. -- ADR (Finland) (a)............................     93,500        11,260,906
Northern Telecom Ltd........................................    240,500        12,055,062
Northrop Grumman Corp.......................................     40,000         2,925,000
Oracle Corp. (a)............................................    255,700        11,027,062
Peoplesoft, Inc. (a)........................................    451,800         8,555,963
Quantum Corp. (a)...........................................    162,100         3,444,625
SCI Systems, Inc. (a).......................................     18,000         1,039,500
Sterling Software, Inc. (a).................................    185,000         5,006,563
Sun Microsystems, Inc. (a)..................................    262,500        22,476,562
Sundstrand Corp.............................................     80,000         4,150,000
SunGard Data Systems, Inc. (a)..............................    570,900        22,657,594
Tellabs, Inc. (a)...........................................     51,500         3,530,969
Thomas & Betts Corp.........................................     40,000         1,732,500
Xerox Corp..................................................     99,000        11,682,000
                                                                           --------------
                                                                              728,911,159
                                                                           --------------
TRANSPORTATION  0.4%
AMR Corp. (a)...............................................    172,100        10,218,438
Canadian National Railway Co................................    108,100         5,607,688
                                                                           --------------
                                                                               15,826,126
                                                                           --------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
UTILITIES  10.5%
ALLTEL Corp.................................................     44,000    $    2,631,750
Ameritech Corp..............................................    902,700        57,208,612
AT & T Corp.................................................    175,000        13,168,750
Baltimore Gas & Electric Co.................................     62,100         1,917,338
BEC Energy..................................................    431,000        17,751,812
Bell Atlantic Corp..........................................    450,500        25,594,031
BellSouth Corp..............................................    917,400        45,755,325
CMS Energy Group............................................    245,400        11,886,563
DTE Energy Co...............................................    254,000        10,890,250
Edison International........................................     93,000         2,592,375
FPL Group, Inc..............................................    150,000         9,243,750
GPU, Inc....................................................    303,700        13,419,744
GTE Corp....................................................    871,400        58,765,038
Houston Industries, Inc.....................................    548,700        17,626,987
Idacorp Inc.................................................    308,900        11,178,319
Illinova Corp...............................................    198,300         4,957,500
NIPSCO Industries, Inc......................................     92,500         2,815,469
Northern States Power Co. MN................................    226,800         6,293,700
OGE Energy Corp.............................................    514,200        14,911,800
PacifiCorp..................................................    146,700         3,089,869
Pinnacle West Capital Corp..................................    373,000        15,805,875
Public Service Co. of New Mexico............................    478,000         9,769,125
SBC Communications, Inc.....................................    491,000        26,329,875
Texas Utilities Co..........................................    426,300        19,902,881
U.S. West, Inc..............................................    253,100        16,356,587
                                                                           --------------
                                                                              419,863,325
                                                                           --------------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $2,873,913,478)................................................     3,963,417,863
REPURCHASE AGREEMENT  0.7%
BA Securities, ($30,460,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/98, to be sold on
  01/04/99 at $30,555,278)
  (Cost $30,460,000)...................................................        30,460,000
                                                                           --------------
TOTAL INVESTMENTS  99.5%
  (Cost $2,904,373,478)................................................     3,993,877,863
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................        18,849,631
                                                                           --------------
NET ASSETS  100.0%.....................................................    $4,012,727,494
                                                                           ==============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,904,373,478).....................  $3,993,877,863
Receivables:
  Fund Shares Sold..........................................     110,948,199
  Investments Sold..........................................       4,557,929
  Dividends.................................................       4,514,970
Other.......................................................          74,929
                                                              --------------
      Total Assets..........................................   4,113,973,890
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      55,832,180
  Investments Purchased.....................................      39,771,827
  Distributor and Affiliates................................       2,467,242
  Investment Advisory Fee...................................       1,393,595
Accrued Expenses............................................       1,442,949
Trustees' Deferred Compensation and Retirement Plans........         338,603
                                                              --------------
      Total Liabilities.....................................     101,246,396
                                                              --------------
NET ASSETS..................................................  $4,012,727,494
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $2,805,398,276
Net Unrealized Appreciation.................................   1,089,504,385
Accumulated Net Realized Gain...............................     115,694,767
Accumulated Undistributed Net Investment Income.............       2,130,066
                                                              --------------
NET ASSETS..................................................  $4,012,727,494
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $3,852,939,286 and 268,821,779 shares of
      beneficial interest issued and outstanding)...........  $        14.33
    Maximum sales charge (5.75%* of offering price).........             .87
                                                              --------------
    Maximum offering price to public........................  $        15.20
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $146,086,665 and 10,309,018 shares of
      beneficial interest issued and outstanding)...........  $        14.17
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $13,701,543 and 964,954 shares of
      beneficial interest issued and outstanding)...........  $        14.20
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ($658,486 from affiliates of Van Kampen)..........  $   25,347,998
Interest....................................................       2,241,435
                                                              --------------
    Total Income............................................      27,589,433
                                                              --------------
EXPENSES:
Investment Advisory Fee.....................................       7,854,291
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,899,262, $657,211 and $53,173,
  respectively).............................................       4,609,646
Shareholder Services........................................       2,055,933
Custody.....................................................         119,144
Legal.......................................................          98,571
Trustees' Fees and Expenses.................................          27,854
Other.......................................................         811,349
                                                              --------------
    Total Expenses..........................................      15,576,788
                                                              --------------
NET INVESTMENT INCOME.......................................  $   12,012,645
                                                              ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments ($4,040,908 from affiliates of Van Kampen)....  $  154,684,661
                                                              --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,051,496,847
  End of the Period:
  Investments...............................................   1,089,504,385
                                                              --------------
NET UNREALIZED APPRECIATION DURING THE PERIOD...............      38,007,538
                                                              --------------
NET REALIZED AND UNREALIZED GAIN............................  $  192,692,199
                                                              ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  204,704,844
                                                              ==============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1998 and
                    the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                        December 31, 1998    June 30, 1998
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................. $   12,012,645      $    27,007,529
Net Realized Gain......................................    154,684,661          451,337,264
Net Unrealized Appreciation During the Period..........     38,007,538          428,309,061
                                                        --------------      ---------------
Change in Net Assets from Operations...................    204,704,844          906,653,854
                                                        --------------      ---------------
Distributions from Net Investment Income:
  Class A Shares.......................................    (24,880,534)         (30,092,754)
  Class B Shares.......................................            -0-             (375,733)
  Class C Shares.......................................            -0-              (25,654)
                                                        --------------      ---------------
                                                           (24,880,534)         (30,494,141)
                                                        --------------      ---------------
Distributions from Net Realized Gain:
  Class A Shares.......................................   (295,692,117)        (507,041,781)
  Class B Shares.......................................    (11,171,729)         (16,529,561)
  Class C Shares.......................................       (972,116)          (1,128,369)
                                                        --------------      ---------------
                                                          (307,835,962)        (524,699,711)
                                                        --------------      ---------------
Total Distributions....................................   (332,716,496)        (555,193,852)
                                                        --------------      ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....   (128,011,652)         351,460,002
                                                        --------------      ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................  3,610,052,028        1,921,901,750
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................    309,004,515          515,581,788
Cost of Shares Repurchased............................. (3,591,763,100)      (2,070,189,122)
                                                        --------------      ---------------
Net Change in Net Assets from Capital Transactions.....    327,293,443          367,294,416
                                                        --------------      ---------------
TOTAL INCREASE IN NET ASSETS...........................    199,281,791          718,754,418
NET ASSETS:
Beginning of the Period................................  3,813,445,703        3,094,691,285
                                                        --------------      ---------------
End of the Period (Including accumulated undistributed
  net investment income of $2,130,066 and $14,997,955,
  respectively)........................................ $4,012,727,494      $ 3,813,445,703
                                                        ==============      ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                               Year Ended June 30,
                                Six Months Ended    -----------------------------------------
Class A Shares                  December 31, 1998     1998       1997     1996(a)    1995(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................       $ 14.971      $ 13.872   $  11.92   $  11.62   $  11.05
                                      --------      --------   --------   --------   --------
  Net Investment Income........           .053          .122       .132        .12        .14
  Net Realized and Unrealized
    Gain.......................           .669         3.541      3.191       2.09       1.85
                                      --------      --------   --------   --------   --------
Total from Investment
  Operations...................           .722         3.663      3.323       2.21       1.99
                                      --------      --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................           .106          .144       .121        .15      .1225
  Distributions from Net
    Realized Gain..............          1.254         2.420      1.250       1.76     1.2975
                                      --------      --------   --------   --------   --------
Total Distributions............          1.360         2.564      1.371       1.91       1.42
                                      --------      --------   --------   --------   --------
Net Asset Value, End of the
  Period.......................       $ 14.333      $ 14.971   $ 13.872   $  11.92   $  11.62
                                      ========      ========   ========   ========   ========
Total Return (b)...............          5.28%*       29.89%     30.06%     20.48%     20.62%
Net Assets at End of the Period
  (In millions)................       $3,852.9      $3,661.4   $2,992.2   $2,534.3   $2,279.4
Ratio of Expenses to Average
  Net Assets (c)...............           .83%          .88%       .97%       .94%      1.04%
Ratio of Net Investment Income
  to Average Net Assets (c)....           .69%          .80%      1.01%      1.02%      1.24%
Portfolio Turnover.............            44%*          67%       144%       213%       248%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                   Year Ended June 30,
                                     Six Months Ended    ----------------------------------------
Class B Shares                       December 31, 1998    1998       1997      1996(a)    1995(a)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................        $14.766      $13.730    $ 11.81    $ 11.53    $ 10.96
                                            -------      -------    -------    -------    -------
Net Investment Income...............          (.010)        .045       .046        .02        .05
Net Realized and Unrealized Gain....           .669        3.466      3.151       2.07       1.85
                                            -------      -------    -------    -------    -------
Total from Investment Operations....           .659        3.511      3.197       2.09       1.90
                                            -------      -------    -------    -------    -------
Less:
  Distributions from Net Investment
    Income..........................            -0-         .055       .027        .05      .0325
  Distributions from Net Realized
    Gain............................          1.254        2.420      1.250       1.76     1.2975
                                            -------      -------    -------    -------    -------
Total Distributions.................          1.254        2.475      1.277       1.81       1.33
                                            -------      -------    -------    -------    -------
Net Asset Value, End of the
  Period............................        $14.171      $14.766    $13.730    $ 11.81    $ 11.53
                                            =======      =======    =======    =======    =======
Total Return (b)....................          4.87%*      28.92%     29.08%     19.44%     19.73%
Net Assets at End of the Period (In
  millions).........................        $ 146.1      $ 140.3    $  95.5    $  72.1    $  53.0
Ratio of Expenses to Average Net
  Assets (c)........................          1.61%        1.66%      1.74%      1.75%      1.84%
Ratio of Net Investment Income to
  Average Net Assets (c)............          (.09%)        .03%       .23%       .21%       .44%
Portfolio Turnover..................            44%*         67%       144%       213%       248%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                  Year Ended June 30,
                                     Six Months Ended    -------------------------------------
Class C Shares                       December 31, 1998    1998      1997     1996(a)   1995(a)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................        $14.787      $13.752   $ 11.83   $11.52    $ 10.99
                                        -----------      -------   -------   ------    -------
Net Investment Income...............          (.014)        .028      .036      .02        .05
Net Realized and Unrealized Gain....           .680        3.482     3.163     2.10       1.81
                                        -----------      -------   -------   ------    -------
Total from Investment Operations....           .666        3.510     3.199     2.12       1.86
                                        -----------      -------   -------   ------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income........            -0-         .055      .027      .05      .0325
  Distributions from Net Realized
    Gain............................          1.254        2.420     1.250     1.76     1.2975
                                        -----------      -------   -------   ------    -------
Total Distributions.................          1.254        2.475     1.277     1.81       1.33
                                        -----------      -------   -------   ------    -------
Net Asset Value, End of the
  Period............................        $14.199      $14.787   $13.752   $11.83    $ 11.52
                                        ===========      =======   =======   ======    =======
Total Return (b)....................          4.93%*      28.87%    29.04%   19.74%     19.27%
Net Assets at End of the Period (In
  millions).........................        $  13.7      $  11.7   $   7.0   $  4.5    $   2.2
Ratio of Expenses to Average Net
  Assets (c)........................          1.62%        1.66%     1.74%    1.75%      1.84%
Ratio of Net Investment Income to
  Average Net Assets (c)............          (.09%)        .04%      .23%     .15%       .44%
Portfolio Turnover..................            44%*         67%      144%     213%       248%

 *  Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 and June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. The Fund's security valuation for unlisted securities and listed securities for which the last sale price is not available was changed in 1998 from bid side pricing to the mean of the bid and asked prices. The impact of the change, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the six months ended December 31, 1998. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $2,911,107,949; the aggregate gross unrealized appreciation is $1,153,817,059 and the aggregate gross unrealized depreciation is $71,047,145, resulting in net unrealized appreciation on long- and short-term investments of $1,082,769,914.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................      .50 of 1%
Next $1 billion.......................................      .45 of 1%
Next $1 billion.......................................      .40 of 1%
Over $3 billion.......................................      .35 of 1%

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $98,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1998, the Fund recognized expenses of approximately $457,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1998, the Fund recognized expenses of approximately $1,679,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At December 31, 1998, the Fund owned 100% of the Van Kampen Small Capitalization Fund. This entity does not charge an investment advisory fee or sales charge

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

and the shares of this entity may only be purchased by other funds in the Van Kampen fund complex.

                                                            TRANSACTIONS
                                                          DURING THE PERIOD
                                         % OF           ---------------------
                                     NET ASSETS AT       COST OF     PROCEEDS
                                   DECEMBER 31, 1998    PURCHASES    OF SALES
-----------------------------------------------------------------------------
Small Capitalization Fund........              1.50%          -0-         -0-

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $2,667,785,960, $125,568,185 and
$12,044,131 for Classes A, B, and C, respectively. For the six months ended December 31, 1998, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   248,059,825    $ 3,450,066,206
  Class B.................................     9,609,406        130,821,092
  Class C.................................     2,111,380         29,164,730
                                            ------------    ---------------
Total Sales...............................   259,780,611    $ 3,610,052,028
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    21,854,091    $   297,652,697
  Class B.................................       776,995         10,466,118
  Class C.................................        65,607            885,700
                                            ------------    ---------------
Total Dividend Reinvestment...............    22,696,693    $   309,004,515
                                            ============    ===============
Repurchases:
  Class A.................................  (245,661,253)   $(3,432,638,487)
  Class B.................................    (9,576,254)      (131,416,073)
  Class C.................................    (2,005,405)       (27,708,540)
                                            ------------    ---------------
Total Repurchases.........................  (257,242,912)   $(3,591,763,100)
                                            ============    ===============

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $2,352,705,544, $115,697,048 and
$9,702,241 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   114,528,015    $ 1,658,797,819
  Class B.................................    15,697,912        224,894,498
  Class C.................................     2,661,609         38,209,433
                                            ------------    ---------------
Total Sales...............................   132,887,536    $ 1,921,901,750
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................    39,614,547    $   499,143,289
  Class B.................................     1,243,314         15,504,133
  Class C.................................        74,809            934,366
                                            ------------    ---------------
Total Dividend Reinvestment...............    40,932,670    $   515,581,788
                                            ============    ===============
Repurchases:
  Class A.................................  (125,272,563)   $(1,827,462,304)
  Class B.................................   (14,397,387)      (207,460,144)
  Class C.................................    (2,449,887)       (35,266,674)
                                            ------------    ---------------
Total Repurchases.........................  (142,119,837)   $(2,070,189,122)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                             SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $176,200 and CDSC on redeemed shares of approximately $90,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,565,590,954 and $1,556,201,576, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1998, are payments retained by Van Kampen of approximately $681,900.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                              VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32